SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Credit Income Fund

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Municipal Income Fund

PIMCO Managed Accounts Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PIMCO CALIFORNIA FLEXIBLE MUNICIPAL INCOME FUND (“CAFLX”)

PIMCO FLEXIBLE CREDIT INCOME FUND (“PFLEX”)

PIMCO FLEXIBLE EMERGING MARKETS INCOME FUND (“EMFLX”)

PIMCO FLEXIBLE MUNICIPAL INCOME FUND (“PMFLX”)

PIMCO MANAGED ACCOUNTS TRUST (“PMAT”), on behalf of each individual series thereof:

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

650 Newport Center Drive

Newport Beach, California 92660

September 20, 2024

Dear Shareholder:

On behalf of the Board of Trustees of each of PIMCO California Flexible Municipal Income Fund (“CAFLX”), PIMCO Flexible Credit Income Fund (“PFLEX”), PIMCO Flexible Emerging Markets Income Fund (“EMFLX”), PIMCO Flexible Municipal Income Fund (“PMFLX” and, together with CAFLX, PFLEX, and EMFLX the “Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”) (each individual series thereof, a “Portfolio” and, together with the Interval Funds, the “Funds”), I am pleased to invite you to a joint special meeting of shareholders (the “Meeting”) of the Funds, to be held at 650 Newport Center Drive, Newport Beach, California 92660 on November 18, 2024 at 9:00 A.M., Pacific Time.

At the Meeting, shareholders of each Fund will be asked to vote on the election of Trustees to the Board of Trustees of such Fund.

Your vote is important. After reviewing the proposal, the Board of Trustees of each Fund unanimously recommends that you vote “FOR” the election of the nominees. For more information about the proposal, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the Proxy Statement, please call (833) 876-2323.

Thank you in advance for your participation in this important event.

Sincerely,

JOSHUA D. RATNER
Joshua D. Ratner
President

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2024

PIMCO CALIFORNIA FLEXIBLE MUNICIPAL INCOME FUND (“CAFLX”)

PIMCO FLEXIBLE CREDIT INCOME FUND (“PFLEX”)

PIMCO FLEXIBLE EMERGING MARKETS INCOME FUND (“EMFLX”)

PIMCO FLEXIBLE MUNICIPAL INCOME FUND (“PMFLX”)

PIMCO MANAGED ACCOUNTS TRUST (“PMAT”), on behalf of each individual series thereof:

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

650 Newport Center Drive

Newport Beach, California 92660

To the Shareholders of PIMCO California Flexible Municipal Income Fund (“CAFLX”), PIMCO Flexible Credit Income Fund (“PFLEX”), PIMCO Flexible Emerging Markets Income Fund (“EMFLX”), PIMCO Flexible Municipal Income Fund (“PMFLX” and, together with PFLEX, the “Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”) (each individual series thereof, a “Portfolio” and, together with the Interval Funds, the “Funds”):

Notice is hereby given that a Joint Special Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on November 18, 2024, beginning at 9:00 A.M., Pacific Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:1

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If you are planning to attend the Meeting in-person, please call (833) 876-2323 in advance.

[1]	The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.

The Board of Trustees of each Fund has fixed the close of business on September 13, 2024 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali & Co., at (833) 876-2323 Monday through Friday from 10:00 a.m. to 11:00 p.m., Saturday from 12:00 p.m. to 5:00 p.m. Eastern time.

By order of the Board of Trustees of each Fund,

RYAN G. LESHAW
Ryan G. Leshaw
Chief Legal Officer and Secretary

Newport Beach, California

September 20, 2024

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO CALIFORNIA FLEXIBLE MUNICIPAL INCOME FUND (“CAFLX”)

PIMCO FLEXIBLE CREDIT INCOME FUND (“PFLEX”)

PIMCO FLEXIBLE EMERGING MARKETS INCOME FUND (“EMFLX”)

PIMCO FLEXIBLE MUNICIPAL INCOME FUND (“PMFLX”)

PIMCO MANAGED ACCOUNTS TRUST (“PMAT”), on behalf of each individual series thereof:

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

650 Newport Center Drive

Newport Beach, California 92660

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2024

This Proxy Statement, the Annual Report to Shareholders for the fiscal year ended December 31, 2023 for CAFLX and PMFLX and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PFLEX and EMFLX are available at pimco.com/en-us/capabilities/interval-funds. This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2023 for PMAT are available at pimco.com/en-us/investments/fish.

PROXY STATEMENT

September 20, 2024

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2024

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board”) of the shareholders of each of PIMCO

California Flexible Municipal Income Fund (“CAFLX”), PIMCO Flexible Credit Income Fund (“PFLEX”), PIMCO Flexible Emerging Markets Income Fund (“EMFLX”), PIMCO Flexible Municipal Income Fund (“PMFLX” and, together with CAFLX, PFLEX and EMFLX, the “Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”) (each individual series thereof, a “Portfolio” and, PMAT together with the Interval Funds, the “Funds”) of proxies to be voted at the Joint Special Meeting of Shareholders of each Fund (“Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Monday, November 18, 2024, beginning at 9:00 A.M., Pacific Time. The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.

The Notice of Joint Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about September 30, 2024.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and, with respect to CAFLX and PMFLX, Common Shareholders and holders of preferred shares, which include Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPs”) (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Meeting. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on September 13, 2024 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. With respect to CAFLX and PMFLX, the Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with the Common Shareholders and will vote together with Common Shareholders as a single class. As summarized in the table below:

CAFLX:

The Common and Preferred Shareholders of CAFLX, voting together as a single class, have the right to vote on the election of Kathleen A. McCartney, Libby D. Cantrill and David Flattum as Trustees of CAFLX.

PFLEX:

The Common Shareholders of PFLEX, voting as a single class, have the right to vote on the election of Kathleen A. McCartney, Libby D. Cantrill and David Flattum as Trustees of PFLEX.

EMFLX:

The Common Shareholders of EMFLX, voting as a single class, have the right to vote on the election of Kathleen A. McCartney, Libby D. Cantrill and David Flattum as Trustees of EMFLX.

PMFLX:

The Common and Preferred Shareholders of PMFLX, voting together as a single class, have the right to vote on the election of Kathleen A. McCartney, Libby D. Cantrill and David Flattum as Trustees of PMFLX.

PMAT:

The Common Shareholders of each Portfolio, voting together as a single class, have the right to vote on the election of Kathleen A. McCartney, Libby D. Cantrill and David Flattum as Trustees of PMAT.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
CAFLX
Independent Trustee/Nominee*
Kathleen A. McCartney	✓	✓
Interested Trustees/Nominees**
Libby D. Cantrill	✓	✓
David Flattum	✓	✓

Proposal	Common Shareholders	Preferred Shareholders
PFLEX
Independent Trustee/Nominee*
Kathleen A. McCartney	✓	N/A
Interested Trustees/Nominees**
Libby D. Cantrill	✓	N/A
David Flattum	✓	N/A
EMFLX
Independent Trustee/Nominee*
Kathleen A. McCartney	✓	N/A
Interested Trustees/Nominees**
Libby D. Cantrill	✓	N/A
David Flattum	✓	N/A
PMFLX
Independent Trustee/Nominee*
Kathleen A. McCartney	✓	✓
Interested Trustees/Nominees**
Libby D. Cantrill	✓	✓
David Flattum	✓	✓
PMAT
Independent Trustee/Nominee*
Kathleen A. McCartney	✓	N/A
Interested Trustees/Nominees**
Libby D. Cantrill	✓	N/A
David Flattum	✓	N/A

*

“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

**

Ms. Cantrill and Mr. Flattum are interested persons of each Fund, as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), due to their affiliation with PIMCO and its affiliates. They will not receive compensation from the Fund for their services as Trustees.

Summary

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Chief Legal Officer of the applicable Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote to the Funds, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Meeting in-person, please call 1-833-876-2323 in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. Please note that any shareholder wishing to attend the Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates and, with respect to PMAT, other representatives of the Fund or by wrap program sponsors and their representatives (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO, including the costs of retaining Sodali & Co, which are estimated to be approximately $79,479.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and share the same surname. Additional copies of the Proxy Statement, as well as copies of a Fund’s annual report to shareholders, will be delivered promptly upon request without charge. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 1-833-876-2323 on any business day.

PROPOSAL: ELECTION OF TRUSTEES

The Governance and Nominating Committee and the Board of each Fund have recommended the nominees listed herein for election as Trustees by the Shareholders of such Fund.

CAFLX. The Governance and Nominating Committee of CAFLX has recommended to the Board that Kathleen A. McCartney, Libby D. Cantrill and David Flattum be nominated for election by the Common Shareholders and Preferred Shareholders, voting together as a single class, as Trustees of CAFLX.

PFLEX. The Governance and Nominating Committee of PFLEX has recommended to the Board that Kathleen A. McCartney, Libby D. Cantrill and David Flattum be nominated for election by the Common Shareholders, voting as a single class, as Trustees of PFLEX.

EMFLX. The Governance and Nominating Committee of EMFLX has recommended to the Board that Kathleen A. McCartney, Libby D. Cantrill and David Flattum be nominated for election by the Common Shareholders, voting as a single class, as Trustees of EMFLX.

PMFLX. The Governance and Nominating Committee of PMFLX has recommended to the Board that Kathleen A. McCartney, Libby D. Cantrill and David Flattum be nominated for election by the Common Shareholders and Preferred Shareholders, voting together as a single class, as Trustees of PMFLX.

PMAT. The Governance and Nominating Committee of the Fund has recommended to the Board that Kathleen A. McCartney, Libby D. Cantrill and David Flattum be nominated for election by Shareholders of each Portfolio, voting together as a single class, as Trustees of PMAT.

Ms. McCartney is an Independent Nominee, and Ms. Cantrill and Mr. Flattum are Interested Nominees. Each of the Nominees was recommended for nomination by the Board of Trustees of each Fund, including the Independent Trustees. The election of each Nominee will be effective upon such Nominee’s receiving the required vote for his or her election, as discussed below.

The Board of Trustees of each Fund is currently composed of seven Trustees, five of whom are Independent Trustees and two of whom are Interested Trustees. The current Trustees are Deborah A. DeCotis, Sarah E. Cogan, E. Grace Vandecruze, Kathleen A. McCartney, Alan Rappaport, Libby D. Cantrill and David N. Fisher. Mr. Flattum is the only nominee who is not currently serving as a Trustee of the Funds.

In light of Mr. Fisher’s expected retirement in December 2024, the Board of each Fund believes that it is desirable to nominate a new Interested Trustee to the Board of each Fund. After a review of Mr. Flattum’s qualifications, the Governance and Nominating Committee nominated Mr. Flattum as a Trustee for each Fund. This recommendation is based, in part, on Mr. Flattum’s significant experience in the financial services industry, including his experience in various leadership roles at investment advisory firms, including PIMCO, and board service. Accordingly, at its June 14, 2024 meeting, upon the recommendation of the Governance and Nominating Committee, the Board of Trustees of each Fund voted, effective at the time of the Meeting, to nominate Mr. Flattum for election by Shareholders at the Meeting to serve as an Interested Trustee of the Funds.

Section 16(a) of the 1940 Act requires a shareholder vote to elect a new trustee of a fund if, after the new trustee’s appointment to the board, the board would have less than two-thirds (66.67%) of its trustees elected by shareholders. Messrs. Rappaport and Fisher and Mses. DeCotis, Cogan, Vandecruze were most recently elected by the sole initial Shareholder of each of EMFLX and CAFLEX on June 30, 2021 and April 27, 2022, respectively. Mr. Rappaport and Ms. DeCotis were most recently elected by the sole initial Shareholder of each of PFLEX and PMFLX on December 13, 2016 and May 15, 2018, respectively. In addition, Ms. Cogan and Mr. Fisher were elected by the sole initial shareholder of PMFLX on February 5, 2019. Ms. DeCotis and Mr. Rappaport were most recently elected by Shareholders of each Portfolio on June 9, 2014. Mses. Cogan and Vandecruze and Mr. Fisher were most recently elected by Shareholders of each Portfolio and PFLEX on June 8, 2021. Ms. Vandecruze was most recently elected by Shareholders of PMFLX on June 8, 2021. In light of the current composition of each Fund’s Board, the Funds are holding the Meeting to request that shareholders elect Mr. Flattum to serve as a Trustee of each Fund, and are also taking this opportunity to ask Shareholders to elect the other Fund Trustees who have not previously been elected by Shareholders (Mses. McCartney and Cantrill), in furtherance of the Funds’ current and future compliance with requirements under Section 16(a) of the 1940 Act. If all of the Nominees are approved by Shareholders of the Funds, the Board of Trustees of each Fund will consist of seven Trustees, two of whom will be Interested Trustees and five of whom will be Independent Trustees.

If elected, each of the Nominees will serve as Trustee of the Funds during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the Nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute Nominee as the Board of each Fund may designate (or, alternatively, the Board may determine to save a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of each Fund’s Board. Subject to the provisions of each Fund’s Agreement and Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — The Board of each Fund consists of seven Trustees, five of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”), which represents approximately 71% of the Trustees that are Independent Trustees.

An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board, acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings and performs such other functions as may be requested by the Board from time to time.

The Board of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

The Board of each Fund has established five standing Committees to facilitate the Trustees’ oversight of the management of the Funds: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee (other than the Performance Committee) consists of only the Independent Trustees. The Performance Committee consists of all the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent

Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the Fund Complex (as defined below) overseen by Board members, the variety of asset classes those funds include, the assets of each Fund and the other funds in the Fund Complex and the management, distribution and other service arrangements of each Fund and such other funds. The Board also believes that its structure, including the presence of two Trustees who are or have been executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly will receive, from the Fund’s principal underwriter, reports regarding distribution, sales and marketing of each of the Fund’s shares. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized to the Manager the importance of maintaining vigorous risk-management programs and procedures with respect to the Funds.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the

Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees/Nominees and officers of the Funds, their year of birth, the positions they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds as of September 1, 2024.

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Deborah A. DeCotis 1952	Chair of the Board, Trustee	CAFLX — Since 2022 PFLEX — Since 2017 EMFLX — Since 2021 PMFLX — Since 2018 PMAT — Since 2011 Chair — Since 2019	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Sarah E. Cogan 1956	Trustee	CAFLX — Since 2022 PFLEX — Since 2019 EMFLX — Since 2021 PMFLX — Since 2019 PMAT — Since 2019	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Kathleen A. McCartney 1955	Trustee, Nominee	Since 2022	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None.

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953	Trustee	CAFLX — Since 2022 PFLEX — Since 2017 EMFLX — Since 2021 PMFLX — Since 2018 PMAT — Since 2010	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023).

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
E. Grace Vandecruze	Trustee	CAFLX — Since 2022 PFLEX — Since 2021 EMFLX — Since 2021 PMFLX — Since 2021 PMAT — Since 2021	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (2021-2023); Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).	30	None.

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Interested Trustees/Nominees
Libby D. Cantrill(4) 1977 650 Newport Center Drive, Newport Beach, CA 92660	Trustee, Nominee	Since 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

Name, Address, Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
David N. Fisher(4) 1968 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	CAFLX — Since 2022 PFLEX — Since 2019 EMFLX — Since 2021 PMFLX — Since 2019 PMAT — Since 2019	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None.

David Flattum(5)	Nominee	N/A	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006)	0	None.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

(2)

Under each Fund’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

(3)

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(4)	Each of Ms. Cantrill and Mr. Fisher is an Interested Trustee of each Fund due to her or his affiliation with PIMCO and its affiliates.
(5)

Mr. Flattum does not currently serve as a Trustee of any Fund and is standing for initial election to each Fund’s Board at the Meeting. Mr. Flattum has been nominated to stand for election by the Governance and Nominating Committee and the Board of each Fund. Mr. Flattum is an Interested Nominee due to his affiliation with PIMCO and its affiliates.

With respect to PMAT, shares of the Portfolios are offered exclusively to clients in separate account “wrap” programs sponsored by investments advisers, including investment advisers and broker-dealers unaffiliated with PMAT and PIMCO, under which PIMCO serves as investment manager. Thus, the Trustees and officers of PMAT may not invest in the Portfolios without becoming clients of a wrap sponsor.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies**
Independent Trustees/Nominees
Deborah A. DeCotis		None	Over $100,000
Sarah E. Cogan		None	Over $100,000
E. Grace Vandecruze		None	Over $100,000
Kathleen A. McCartney	Over $	100,000	Over $100,000
Alan Rappaport		None	Over $100,000

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies**

Interested Trustees/Nominees
David N. Fisher	None	Over $100,000
Libby D. Cantrill	None	None
David Flattum	None	None

*	Securities are valued as of the Record Date.
**

The term “Family of Investment Companies” as used herein includes the Funds and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Opportunities Fund, PCM Fund, Inc,. PIMCO Dynamic Income Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

To the knowledge of the Funds, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation. Each of the Independent Trustees serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global

StocksPLUS®& Income Fund, PIMCO Dynamic Income Strategy Fund, PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end investment management company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”), an open-end investment management company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).

Each Independent Trustee receives annual compensation of $275,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chair of the Boards receives an additional $100,000 per year, payable quarterly; the Audit Oversight Committee Chair receives an additional $35,000 annually, payable quarterly; the Performance Committee Chair receives an additional $15,000 annually, payable quarterly; the Valuation Oversight Committee Chair receives an additional $10,000 annually, payable quarterly; and the Contracts Committee Chair receives an additional $30,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among the PIMCO-Managed Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Funds have no employees. The Funds’ officers and Interested Trustees (Ms. Cantrill and Mr. Fisher) are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex (see below).

The following table sets forth information regarding the compensation received by the Independent Trustees and Nominees for the fiscal year ended June 30, 2024 for PFLEX and EMFLX and for the fiscal year ended December 31, 2023 for CAFLX, PMFLX and PMAT. For the calendar year ended December 31, 2023, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from CAFLX for the Fiscal Year Ended December 31, 2023	Aggregate Compensation from PFLEX for the Fiscal Year Ended June 30, 2024	Aggregate Compensation from EMFLX for the Fiscal Year Ended June 30, 2024
Independent Trustee/Nominee
Sarah E. Cogan	$722	$36,401	$351
Deborah A. DeCotis	$853	$43,915	$425
Joseph B. Kittredge, Jr.*	$748	$37,350	$360
Kathleen A. McCartney	$656	$32,952	$318
Alan Rappaport	$682	$34,516	$333
E. Grace Vandecruze	$682	$34,209	$330
Interested Trustee/Nominee
Libby D. Cantrill**	N/A	N/A	N/A
David N. Fisher**	N/A	N/A	N/A
David Flattum***	N/A	N/A	N/A
John C. Maney****	N/A	N/A	N/A

Name of Trustee/ Nominees	Aggregate Compensation from PMFLX for the Fiscal Year Ended December 31, 2023	Aggregate Compensation from PMAT for the Fiscal Year Ended December 31, 2023	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2023
Independent Trustee/Nominee
Sarah E. Cogan	$21,658	$27,500	$275,000
Deborah A. DeCotis	$25,596	$32,500	$325,000
Joseph B. Kittredge, Jr.*	$22,446	$28,500	$285,000
Kathleen A. McCartney	$19,689	$25,000	$250,000
Alan Rappaport	$20,477	$26,000	$260,000
E. Grace Vandecruze	$20,477	$26,000	$260,000
Interested Trustee/Nominee
Libby D. Cantrill**	N/A	N/A	N/A
David N. Fisher**	N/A	N/A	N/A
David Flattum***	N/A	N/A	N/A
John C. Maney****	N/A	N/A	N/A

*	Mr. Kittredge retired from the Board of each Fund as of June 30, 2024.
**

Ms. Cantrill and Mr. Fisher are interested persons of the Funds and do not receive compensation from the Funds for their services as Trustees. Ms. Cantrill was appointed as a Trustee of each Fund on April 30, 2023.

***

Mr. Flattum does not currently serve as a Trustee of any Fund and is standing for initial election at the Meeting. As an Interested Trustee, Mr. Flattum would not receive compensation from the Funds for his service as a Trustee.

****	Mr. Maney retired from the Board of each Fund as of April 30, 2023. Mr. Maney was an interested person of the Funds and did not receive compensation from the Funds for his services as a Trustee.

Trustee and Nominee Qualifications — The Board has determined that each nominee is qualified to serve as a Trustee based on several factors (none of which alone is decisive). Each nominee is knowledgeable about the Funds’ business and service provider arrangements, in part because he or she serves as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates with similar arrangements to that of the Funds, has had significant experience in the investment management and/or financial services industries, or has other experience deemed qualifying by the Board. Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee and/or Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee and/or Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Libby D. Cantrill — Ms. Cantrill has substantial experience in the investment management industry. Ms. Cantrill has 18 years of investment experience and is the Head of Public Policy and is a managing director in PIMCO’s portfolio management group. In her role, she analyzes policy and political risk for the firm’s Investment Committee and leads U.S. policymaker engagement and policy strategy for the firm. She also works closely with PIMCO’s Global Advisory Board and has served as a rotating member of the firm’s Executive Committee. Ms. Cantrill is a Chartered Financial Analyst charterholder.

Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of certain PIMCO-Managed Funds and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

David N. Fisher — Mr. Fisher has substantial executive experience in the investment management industry. Mr. Fisher is a Managing Director and currently in the executive office where he focuses on strategic projects for the firm. Previously, he was Co-Head of U.S. Global Wealth Management Strategic Accounts, helping to oversee relationships with key distribution partners and develop the firm’s growth strategy across wealth management channels. Prior to taking on that position, Mr. Fisher was Head of Traditional Product Strategies at PIMCO, where he oversaw teams of product strategists covering core and non-core fixed income strategies as well as the firm’s suite of equity strategies, and a product strategist for the Total Return and Global Bond strategies. Because of his familiarity with PIMCO and its affiliates, Mr. Fisher serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

David Flattum — Mr. Flattum joined PIMCO as Global General Counsel in 2006. Previously, he was General Counsel and Chief Operating Officer of Allianz Asset Management of America and a partner at the law firm of Latham & Watkins, specializing in mergers and acquisitions. He has served in numerous leadership capacities, including as Chair of PIMCO’s Audit, Risk, Conflicts, and Pricing Committees and as Chief Legal Officer for the PIMCO Funds. He retired from his role as Global General Counsel of PIMCO at the end of 2023 and has continued to stay engaged with PIMCO as a consultant.

Kathleen A. McCartney — Ms. McCartney has substantial board experience, having served on a number of nonprofit boards, as trustee of Tufts University, director of the American Council on Education, director of the Consortium on Financing Higher Education, founding board member of edX, and director of the Bellwether Education Partners board. She also has substantial senior executive experience as the President Emerita and former President of Smith College and director of Five Colleges, Inc.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

E. Grace Vandecruze — Ms. Vandecruze has substantial senior executive experience in the financial services industry. She is Founder and Managing Director of Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006). She has extensive board experience and experience in oversight of investment management and insurance company functions through her experience as a Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021), a Director of The Doctors Company, a medical malpractice insurance company (since 2020) and a Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021).

Committees of the Board of Trustees

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport, each of whom is an Independent Trustee. Ms. Vandecruze is the current Chair of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each

Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of each Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through January 1, 2020, is attached to this Proxy Statement as Exhibit A. Audit Oversight Committee reports of each of PFLEX and EMFLX dated August 15, 2024, and each of CAFLX, PMFLX and PMAT, dated February 23, 2024, are attached to this Proxy Statement as Exhibit B.

Governance and Nominating Committee. The Board of each Fund has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport. Ms. DeCotis is the current Chair of each Fund’s Governance and Nominating Committee. The primary purposes and responsibilities of each Fund’s Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.

The responsibilities of each Fund’s Governance and Nominating Committee include considering and making recommendations to the Fund’s Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Board, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures. Each Fund’s Governance and Nominating Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by a Fund to the Independent Trustees for their services on the Board and any committees on the Board.

The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Governance and Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit C.

Each member of each Fund’s Governance and Nominating Committee is “independent,” meaning persons who are not “interested persons” (as defined in the 1940 Act) of the Funds.

Qualifications, Evaluation and Identification of Trustees/Nominees. The Governance and Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee of each Fund may, but is not required to, retain a third-party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee of each Fund will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds”, which are set forth as Appendix A to the Funds’ Governance and Nominating Committee Charter and attached to this Proxy Statement as Exhibit C. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the board or shareholder meeting at which the nominee would be elected. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept shareholder recommendations on a continuous basis. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Governance and Nominating Committee Charter for each Fund, which is attached to this Proxy Statement as Exhibit C for details.

The Governance and Nominating Committee has full discretion to reject nominees recommended by Shareholders and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. The Board has adopted a diversity policy and, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport. Ms. Vandecruze is the current Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews reports and assessments provided by the Manager pursuant to the Fund’s valuation procedures and the Manager’s pricing policy. With respect to the fair valuation of portfolio securities for which market quotations are not readily available, the Manager has been designated as “Valuation Designee” for each Fund in accordance with Rule 2a-5 under the 1940 Act. Each Fund’s Valuation Oversight Committee reports to the Board periodically as to the Committee’s activities and oversight of the Manager’s administration of the Fund’s valuation procedures and the Valuation Designee’s carrying out of its responsibilities under Rule 2a-5.

Contracts Committee. The Board of each Fund has established a Contracts Committee, currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport. Ms. Cogan is the current Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable. The Contracts Committee also may review and evaluate the terms of other contracts or amendments thereto with the Funds’ other major service providers at the Board’s request.

Performance Committee. The Board of each Fund has established a Performance Committee, currently consisting of Messrs. Rappaport and Fisher and Mses. Cantrill, Cogan, DeCotis, McCartney and Vandecruze. Mr. Rappaport is the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Manager.

Meetings. With respect to PFLEX, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and six special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for the Fund that were held during the fiscal year ended June 30, 2024.

With respect to EMFLX, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for the Fund that were held during the fiscal year ended June 30, 2024.

With respect to CAFLX, PMFLX, and PMAT, during the fiscal year ended December 31, 2023, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session five times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for each Fund that were held during the fiscal year ended December 31, 2023.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Fund Administration, Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder or, with respect to PMAT, the Portfolio(s) they are writing about and the wrap sponsor through which the Shareholder purchased the Portfolio(s). The Secretary of each Fund or her designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund or (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but they shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Reports. Each of the Interval Funds’ Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of such a Fund (i.e., a Fund’s Common Shares or Preferred Shares, as applicable) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”). Based solely on a review of the forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, each Interval Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Interval Fund’s most recently concluded fiscal year.

Required Vote. With respect to PFLEX and EMFLX, the election of Mses. McCartney and Cantrill and Mr. Flattum will require a plurality of the votes of the Common Shareholders of the Fund (voting as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. With respect to CAFLX and PMFLX, the election of Mses. McCartney and Cantrill and Mr. Flattum will require a plurality of the votes of the Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. With respect to PMAT, the election of Mses. McCartney and Cantrill and Mr. Flattum will require a plurality of the shares of PMAT (the shares of all Portfolios voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND THE ELECTION OF ALL THE NOMINEES FOR EACH FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of the Funds hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua D. Ratner[1] 1976	President	Since January 2024	Executive Vice President, Head of Americas Fund and Client Operations and Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Keisha Audain-Pressley[1] 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw[2] 1980	Chief Legal Officer and Secretary	Chief Legal Officer — Since 2019 Secretary — Since August 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow[2] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, Formerly, Chief Administrative Officer, PIMCO.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Douglas B. Burrill[1] 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[2] 1982	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton[2] 1974	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran[2] 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT.

Michele N. Ellis[2] 1975	Vice President	Since August 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kenneth W. Lee[2] 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason[3] 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin[3] 1983	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Shiv Narain[2] 1981	Vice President	Since January 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber[2] 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Paul T. Wildermuth[2] 1979	Vice President	Since January 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Bijal Parikh[2] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO -Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans[2] 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown[3] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti[2] 1989	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jason R. Stern[1] 1979	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu2 1983	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Timothy A. Bekkers[2] 1987	Assistant Secretary	Since August 2024	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jaime C. Dinan[1] 1988	Assistant Secretary	Since August 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

(1)	The business address of these officers is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(2)	The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(3)	The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of each of the Funds. Subject to the supervision of the Board of each Fund, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Principal Underwriter. PIMCO Investments LLC serves as the principal underwriter and distributor of the Funds (the “Distributor”). The principal business address of the Distributor is 1633 Broadway, New York, New York 10019.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending June 30, 2024 and June 30, 2023 for PFLEX and EMFLX and for the fiscal years ending December 31, 2023 and December 31, 2022 for CAFLX, PMFLX and PMAT. PwC also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106. None of the Funds know of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or a Service Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Service Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
CAFLX	December 31, 2023	$68,058
	December 31, 2022	$60,876
PFLEX	June 30, 2024	$174,715
	June 30, 2023	$165,208
EMFLX	June 30, 2024	$60,876
	June 30, 2023	$58,370
PMFLX	December 31, 2023	$116,109
	December 31, 2022	$105,849
PMAT	December 31, 2023	$257,388
	December 31, 2022	$247,911

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Funds), if applicable. The table below shows, for each Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Service Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
CAFLX	December 31, 2023	$—
	December 31, 2022	$—
PFLEX	June 30, 2024	$—
	June 30, 2023	$—
EMFLX	June 30, 2024	$—
	June 30, 2023	$—
PMFLX	December 31, 2023	$—
	December 31, 2022	$—
PMAT	December 31, 2023	$—
	December 31, 2022	$—

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Service Affiliates for tax-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
CAFLX	December 31, 2023	$—
	December 31, 2022	$—
PFLEX	June 30, 2024	$—
	June 30, 2023	$—
EMFLX	June 30, 2024	$—
	June 30, 2023	$—
PMFLX	December 31, 2023	$—
	December 31, 2022	$—
PMAT	December 31, 2023	$—
	December 31, 2022	$—

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Service Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years as reflected below, for services rendered to each Fund and the Fund’s Service Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees*
CAFLX	December 31, 2023	$—	$—	$28,843,819
	December 31, 2022	$—	$—	$16,740,682
PFLEX	June 30, 2024	$—	$—	$12,040,579
	June 30, 2023	$—	$—	$29,289,017
EMFLX	June 30, 2024	$—	$—	$12,040,579
	June 30, 2023	$—	$—	$29,289,017
PMFLX	December 31, 2023	$—	$—	$28,843,819
	December 31, 2022	$—	$—	$16,740,682
PMAT	December 31, 2023	$—	$—	$28,843,819
	December 31, 2022	$—	$—	$16,740,682

*	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Service Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	CAFLX (Fiscal Year Ended December 31, 2023)	PFLEX (Fiscal Year Ended June 30, 2024)	EMFLX (Fiscal Year Ended June 30, 2024)	PMFLX (Fiscal Year Ended December 31, 2023)	PMAT (Fiscal Year Ended December 31, 2023)
Audit Fees	$65,058	$174,715	$60,876	$116,109	$257,388
Audit-Related Fees	$—	$—	$—	$—	$—

	CAFLX (Fiscal Year Ended December 31, 2023)	PFLEX (Fiscal Year Ended June 30, 2024)	EMFLX (Fiscal Year Ended June 30, 2024)	PMFLX (Fiscal Year Ended December 31, 2023)	PMAT (Fiscal Year Ended December 31, 2023)
Tax Compliance/ Tax Return Preparation Fees	$—	$—	$—	$—	$—
All Other Fees	$—	$—	$—	$—	$—
Percentage of Total Fees attributable to All Other Fees	0%	0%	0%	0%	0%

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Outstanding Shares and Significant Shareholders. Information about the number of outstanding Shares entitled to vote and significant Shareholders of the Funds is set forth in Exhibit D.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments, Meeting Logistics and Methods of Tabulation. With respect to the Interval Funds, a quorum at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting. With respect to PMAT, a quorum at the Meeting will consist of the presence in person or by proxy of forty percent (40%) of PMAT’s Shares entitled to vote at such Meeting. If the quorum required for the Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. With respect to the Interval Funds, any adjournments with respect to the Proposal for each such Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. With respect to PMAT, any adjournments with respect to the Proposal will require the affirmative vote of a majority of the Shares of the relevant Portfolio(s) entitled to vote thereon present in person or represented by proxy at the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposal properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

With respect to PMAT, for certain wrap fee program clients, PIMCO has been granted authority to vote proxies on their behalf. With respect to Portfolio shares held in such client accounts, PIMCO will look to a third-party Industry Service Provider (“ISP”) to provide research recommendations on how to vote such Shares in accordance with the ISP’s guidelines and in adherence with PIMCO’s Global Proxy Voting Policy which have been adopted by PIMCO. PIMCO intends to follow the recommendations of the ISP.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee and will have no effect on the outcome of the proposal.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the

Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/en-us/our-firm/press-release, and encourage you to check this website prior to the Meeting if you plan to attend. Please note that any shareholder wishing to attend the Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
CAFLX/PMFLX/PMAT	March 8, 2024
PFLEX/EMFLX	September 4, 2024

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-844-312-2113 (for the Interval Funds) or 888-87-PIMCO (for PMAT), by writing to the Funds at 1633 Broadway, New York, New York 10019, or by visiting the Funds’ website at either pimco.com/Interval (for the Interval Funds) or pimco.com/FISH (for PMAT).

Shareholder Proposals for the Next Meeting. Under the Agreement and Declaration of Trust, each Fund is not required to hold annual meetings of shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Funds will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of each Fund. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Shareholder Communications with the Board of Trustees,” any such proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

September 20, 2024

Exhibit A to Proxy Statement

Audit Oversight Committee Charter

PIMCO Managed Accounts Trust

PIMCO Sponsored Interval Funds

Adopted as of June 16, 2009,

as amended through January 1, 2020

The Board of Trustees (the “Board”) of PIMCO Managed Accounts Trust (the “Trust,”) and the PIMCO Sponsored Interval Funds (each PIMCO Sponsored Interval Fund and each portfolio of the Trust, a “Fund” and collectively, the “Funds”) has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the Board. This Charter supersedes and replaces any audit oversight committee charter previously adopted by the Board of the Funds.

I.	Composition

There shall be a committee of the Board to be known as the Audit Oversight Committee. The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event no fewer than two, each of whom is independent of the management of the Funds and free of any relationship that, in the opinion of the Board, would interfere with such Trustee’s exercise of independent judgment as a committee member, and none of whom shall be “interested persons” of the Trust (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended. Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form N-CSR). Appointment to the Committee shall conform to all applicable legal and regulatory criteria. Each member shall be appointed by the Board, a majority of whose Independent Trustees shall have approved the appointment, and shall serve until such time as such member’s successor has been named by the Board.

One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

II.	Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Funds’ accounting and financial reporting policies and practices and their internal controls, including by assisting with the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Trust’s independent registered public accounting firm (the “IA”), and the performance of the Funds’ internal control systems and independent auditors.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Funds. Fund management is responsible for Fund accounting and the implementation and maintenance of the Funds’ internal control systems, and the IA is responsible for conducting a proper audit of the Funds’ financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Funds from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

III.	Responsibilities

In carrying out its responsibilities, the policies and procedures of the Committee shall remain flexible in order to best react to changing conditions and to provide comfort to the Trustees and shareholders that the corporate accounting and reporting practices of the Funds are, in all material respects, in accordance with applicable requirements and are appropriate and of high quality.

In carrying out its responsibilities, the Committee will:

1. Consider the independence and accountability of the Funds’ IA and discuss that independence with management as well as the IA, and receive from the IA specific representations as to its independence and as to any non-audit services provided to entities in the same investment company complex as the Funds.

2. Review and recommend to the Trustees the selection, retention or termination of the IA selected to audit the financial statements of the Funds.

3. To the extent required by applicable regulations, approve all audit and non- audit services rendered to the Funds by the IA and all non-audit services to the investment adviser to the Funds and to certain of such adviser’s affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

4. Review and approve the fees paid to the IA in view of the scope of the services provided, and approve any significant services proposed which are in addition to the audit examination engagement.

5. Meet with the IA and financial management of the Funds to review the scope of the proposed audit for the current year.

6. Review with the IA and management financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable. Further, the Committee shall be notified by Fund management of any new policy statements of the Funds which may affect the Funds’ accounting policies or principles and discuss with Fund management the effect of such changes.

7. Review with the IA the form and substance of the audited financial statements at the conclusion of the audit engagement, as well as any comments or recommendations of the IA concerning the operations of the Funds and disclosures and content of the financial statements presented to the shareholders, and review and discuss any changes in accounting principles or financial statement presentations.

8. Provide sufficient opportunity at all meetings of the Committee for the IA to meet with the members of the Committee without members of management present. In such discussions, receive from the IA information regarding the Funds’ significant accounting policies (including the results under alternative treatments relating to material items) and conclusions regarding significant accounting estimates, and whether the financial statements reflect appropriate accounting principles; and receive a report on the IA’s evaluation of the Funds’ ability and effectiveness in maintaining adequate financial records and controls as well as the cooperation which the IA received during the course of the audit engagement.

9. Submit minutes of all meetings of the Committee to the Board.

10. Investigate any matter brought to its attention within the scope of its duties, and, at the Funds’ expense, and engage the services of others including outside counsel for this purpose if, in its judgment, that is appropriate.

11. Review, at least annually, this Charter to determine whether changes are needed.

IV.	Scope of Responsibility

This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Trust not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.

Exhibit B to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees/Directors of

PCM Fund, Inc. (PCM)

PIMCO Access Income Fund (PAXS)

PIMCO Corporate & Income Opportunity Fund (PTY)

PIMCO Corporate & Income Strategy Fund (PCN)

PIMCO Dynamic Income Fund (PDI)

PIMCO Dynamic Income Opportunities Fund (PDO)

PIMCO Dynamic Income Strategy Fund (PDX)

PIMCO Flexible Credit Income Fund (PFLEX)

PIMCO Flexible Emerging Markets Income Fund (EMFLX)

PIMCO Global StocksPLUS® & Income Fund (PGP)

PIMCO High Income Fund (PHK)

PIMCO Income Strategy Fund (PFL)

PIMCO Income Strategy Fund II (PFN)

PIMCO Strategic Income Fund, Inc. (RCS)

(each, a “Fund” and, collectively, the “Funds”)

Dated August 15, 2024

The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees/Directors of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended June 30, 2024 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended June 30, 2024. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to a Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended June 30, 2024 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and, if applicable, the New York Stock Exchange and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2025.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Sarah E. Cogan,

Deborah A. DeCotis,

Kathleen McCartney,

Alan Rappaport and

E. Grace Vandecruze

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO California Flexible Municipal Income Fund (“CAFLX”)

PIMCO California Municipal Income Fund (“PCQ”)

PIMCO Municipal Income Fund (“PMF”)

PIMCO New York Municipal Income Fund (“PNF”)

PIMCO California Municipal Income Fund II (“PCK”)

PIMCO Municipal Income Fund II (“PML”)

PIMCO New York Municipal Income Fund II (“PNI”)

PIMCO California Municipal Income Fund III (“PZC”)

PIMCO Managed Accounts Trust (“PMAT”)

PIMCO Municipal Income Fund III (“PMX”)

PIMCO Flexible Municipal Income Fund (“PMFLX”)

PIMCO New York Municipal Income Fund III (“PYN”)

(each, a “Fund” and, collectively, the “Funds”)

Dated February 23, 2024

The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended December 31, 2023 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2023. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with a fund’s audit committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to, or on behalf of, each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2023 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, as applicable, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2024.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Sarah E. Cogan,

Deborah A. DeCotis,

Joseph B. Kittredge, Jr.,

Kathleen McCartney,

Alan Rappaport and

E. Grace Vandecruze

Exhibit C to Proxy Statement

Governance and Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee are (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Directors/Trustees, as defined below.

Organization

1. Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

2. One or more members of a Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with each Fund’s Bylaws.

Duties and Responsibilities for Governance Matters

1. Overview of Responsibilities. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

2. Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.

3. Board Governance Policies. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval.

4. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Trustee Nominations

1. Qualifications for Director/Trustee Nominees. A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, (e.g., business, financial or family relationships) with the investment adviser(s) or other principal service providers, which might impair independence.

2. Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. With respect to annual nominations for the Closed-End Funds, absent circumstances warranting different action, the Board expects that such nominations will be made in a manner designed to maintain common Board membership with the other Funds.

3. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

4. Recommendation of Candidates to the Board. The Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.

Operating Guidelines

1. The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.

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2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund, under federal and state law.

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Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the

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candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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Appendix B

Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and

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of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

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Exhibit D to Proxy Statement

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Interval Fund Shares”) issued and outstanding for each Interval Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
CAFLX	9,540,034.363	250.000
PFLEX	420,079,630.627	None
EMFLX	4,979,617.965	None
PMFLX	153,001,079.631	4,000.000

The classes of Shares listed for each Interval Fund in the table above are the only classes of Interval Fund Shares currently issued by that Interval Fund.

The following table sets forth the number of record holders of each class of shares of the Interval Funds on the Record Date:

Fund	Title of Class	Number of Record Holders
CAFLX	Common	159
CAFLX	Preferred	1
PFLEX	Common	14,213
EMFLX	Common	87
PMFLX	Common	5,047
PMFLX	Preferred	5

The following table sets forth the number of Shares issued and outstanding of each Portfolio at the close of business on the Record Date:

Portfolio	Outstanding Shares
Fixed Income SHares: Series C	164,337,546.012
Fixed Income SHares: Series M	170,050,888.266
Fixed Income SHares: Series R	18,697,525.012
Fixed Income SHares: Series TE	14,277,912.542
Fixed Income SHares: Series LD	5,412,229.455

As of the Record Date, the Trustees, Nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares.

D-1

As of the Record Date, to the knowledge of the Funds, other than as set forth below, no person beneficially owned more than five percent (5%) of the outstanding shares of any class of a Fund:

Beneficial Owner	Portfolio or Fund	% Ownership

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Fixed Income SHares: Series C	45.23%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Fixed Income SHares: Series C	12.95%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Fixed Income SHares: Series M	45.10%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Fixed Income SHares: Series M	12.98%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Fixed Income SHares: Series R	45.91%

D-2

Beneficial Owner	Portfolio or Fund	% Ownership

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Fixed Income SHares: Series R	10.80%

MORGAN STANLEY SMITH BARNEY LLC FBO A CUSTOMER OF MSSB XXX-XXXXXX-XXX, 1 NEW YORK PLAZA NEW YORK NY 10004-1901	Fixed Income SHares: Series TE	22.82%

AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Fixed Income SHares: Series LD	28.89%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Fixed Income SHares: Series LD	55.31%

ICAPITAL PIMCO FLEX CREDIT INCOME ACCESS FUND SPC 60 E 42ND ST FL 26 NEW YORK NY 10165-3003	PFLEX (Institutional Class)	5.68%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	PFLEX (Institutional Class)	33.66%

Beneficial Owner	Portfolio or Fund	% Ownership

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	PFLEX (Class A-4)	7.47%

MICHAEL C. COLLERAN 17 WHISPERING WATER CIR CARBONDALE CO 81623-9107	PFLEX (Class A-4)	5.44%

CHAVAL INVESTMENTS LLC. 1866 TIGERTAIL AVE MIAMI FL 33133-3350	PFLEX (Class A-4)	5.00%

WILLIAM BENJAMIN MORELAND 11644 GREENBAY ST HOUSTON TX 77024-6418	PFLEX (Class A-4)	8.02%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	PFLEX (Class A-2)	6.35%

IBEW LOCAL 1049 CRAFT DIVISION SKILL UAD 02/01/92 PATRICK GUIDICE TTEE 100 CORPORATE DR HOLTSVILLE NY 11742-2000	PFLEX (Class A-1)	7.51%

CRAFT DIVISION LOCAL UNION 1049 HEALTH&WELFAR FUND UAD 06/01/91 PATRICK GUIDICE TTEE 100 CORPORATE DRIVE HOLTSVILLE NY 11742-2000	PFLEX (Class A-1)	84.68%

Beneficial Owner	Portfolio or Fund	% Ownership

IBEW LOCAL UNION 1049 100 CORPORATE DR HOLTSVILLE NY 11742-2000	PFLEX (Class A-1)	7.46%

BRENT R HARRIS TTEE BRENT R HARRIS SEPARATE PROPERTY TR OF 2005 UA DTD 09/16/2005 1078 N GRANADA DR ORANGE CA 92869-1228	PMFLX (Institutional Class)	5.63%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	PMFLX (Institutional Class)	31.70%

UBS FINANCIAL SERVICES INC. FBO SUZANNE TYNER TRUST UAD 11/20/1998 AMD 09/06/2016 ROBERT SWEITZER TTEE 30200 TELEGRAPH RD STE 210 BINGHAM FARMS MI 48025-4510	PMFLX (Class A-2)	20.05%

UBS FINANCIAL SERVICES INC FBO ED ORR TOD SUSIE ORR 1813 61ST AVE SUITE 200 GREELEY CO 80634-8059	PMFLX (Class A-2)	6.07%

UBS FINANCIAL SERVICES INC FBO VARRA COMPANIES INC 12618 COUNTY ROAD 13 LONGMONT CO 80504-9559	PMFLX (Class A-2)	5.36%

Beneficial Owner	Portfolio or Fund	% Ownership

ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	EMFLX (Institutional Class)	62.28%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	EMFLX (Institutional Class)	7.15%

ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	CAFLX (Institutional Class)	31.04%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	CAFLX (Institutional Class)	36.82%

ISAAC & JANE KIM TTEES U/A DTD 10/11/2013 BY ISAAC KIM ET AL PLEDGED TO ML LENDER 1838 VALPARAISO AVE MENLO PARK CA 94025-6031	CAFLX (Class A-1)	6.08%

YASHWANTH NELAPATI PLEDGED TO ML LENDER 2400 DIAMOND ST SAN FRANCISCO CA 94131-2610	CAFLX (Class A-1)	20.91%

Beneficial Owner	Portfolio or Fund	% Ownership

CHARLES S BARQUIST TTEE JANIS L BARQUIST TTEE U/A DTD 09/22/2021 BY CHARLES S BARQUIST ET AL 511 N ALTA DR BEVERLY HILLS CA 90210-3501	CAFLX (Class A-1)	5.78%

KEERTI & SNEHA MELKOTE TTEES U/A DTD 06/09/2008 MELKOTE FAMILY TRUST PLEDGED TO ML LENDER 14672 CARNELIAN GLEN CT SARATOGA CA 95070-5917	CAFLX (Class A-1)	10.32%

LAURA K SHAWVER TTEE U/A DTD 03/20/2000 BY LAURA K SHAWVER 6638 AVENIDA DE LAS PESCAS LA JOLLA CA 92037-6218	CAFLX (Class A-1)	9.13%

ERIC R ROBERTS ET AL TTEE U/A DTD 04/04/1994 ERIC & BARBARA ROBERTS 1994 TR PLEDGED TO ML LENDER 4 BURRELL CT TIBURON CA 94920-2011	CAFLX (Class A-1)	7.42%

U.S. BANK N.A./WMIS 1555 N. RIVER CENTER DR. SUITE 302 MILWAUKEE WI 53212	CAFLX (Preferred Classes)	100.00%

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PMFLX (Preferred Classes)	50.00%

Beneficial Owner	Portfolio or Fund	% Ownership

MANUFACTURERS AND TRADERS TRUST COMPANY 1 M AND T PLZ BUFFALO, NY 14203	PMFLX (Preferred Classes)	25.00%

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PMFLX (Preferred Classes)	25.00%

Persons who own more than 25% of the outstanding shares of beneficial interest of a Fund may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a Shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such Shareholder, and it may be possible for such matters to be approved by such Shareholder without the affirmative vote of any other Shareholders.

PMAT_INT_PROXY_111824

VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/PMAT 3. Follow the simple instructions.
PO Box 211230, Eagan, MN 55121-9984

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-995-1705 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –  – – – – – – – – –

PIMCO CALIFORNIA FLEXIBLE MUNICIPAL INCOME FUND, PIMCO FLEXIBLE CREDIT INCOME FUND,

PIMCO FLEXIBLE EMERGING MARKETS INCOME FUND, PIMCO FLEXIBLE MUNICIPAL INCOME FUND, PIMCO MANAGED ACCOUNTS TRUST

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” THE PROPOSAL

The undersigned shareholder of one or more of the above-referenced Funds (the “Funds”) hereby appoints each of Ryan Leshaw and Timothy Bekkers, collectively or individually, as his or her attorney-in-fact and proxy, each with full power of substitution, for the undersigned to: (i) attend the Joint Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on November 18, 2024, beginning at 9:00 A.M. Pacific Time, and at any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting, and the accompanying Proxy Statement dated September 20, 2024. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. Please refer to the Proxy Statement for a discussion of the Proposal.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2024. The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/pmat2024

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
Fund Name 1	Fund Name 2	Fund Name 3
Fund Name 4	Fund Name 5	Fund Name 6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” each of the nominees. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in their sole discretion.

The Board of Trustees recommends that you vote “FOR” each of the nominees.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

PROPOSAL

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

		FOR ALL	WITHHOLD	FOR ALL
	(01) Kathleen A. McCartney		ALL	EXCEPT*
	(02) Libby D. Cantrill	☐	☐	☐

(03) David Flattum

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

Change of Address – Please print new address below.	Comments – Please print your comments below.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR

INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.